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                                  EXHIBIT 32.1

                  Certification of the Chief Executive Officer
                      Pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Monadnock Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William M. Pierce, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002 and in connection with this quarterly report on Form 10-QSB that:

      1. The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.

Date: May 8, 2007                      /s/ William M. Pierce, Jr.
                                       --------------------------
                                       William M. Pierce, Jr.
                                       President and Chief Executive Officer

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